                             FOURTH AMENDMENT TO
                             -------------------

                         LOAN AND SECURITY AGREEMENT
                         ---------------------------

         This Fourth Amendment to Loan and Security Agreement (the "Amendment") dated September 30, 1998 by and between SUMMIT BANK, a state banking association organized and existing under the laws of the State of New Jersey (the "Lender") with an office at 250 Moore Street, 2nd Floor, Hackensack, New Jersey 07601, and SEL-LEB MARKETING, INC., a New York corporation ("Sel-Leb"), having its principal executive office located at 495 River Street, Paterson, New Jersey 07524 and ALES SIGNATURE LTD., a New York corporation ("ALES"), having its principal executive office located at 495 River Street, Paterson, New Jersey 07524 (ALES and SEL-LEB each a "Borrower" and collectively the "Borrowers").

         WHEREAS, on October 22, 1997, the Lender provided a certain credit facility (the "Loan") to the Borrowers pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 12, 1997 (the "Original Loan Agreement") in the principal amount of Three Million ($3,000,000.00) Dollars as evidenced by that certain Line of Credit Note dated October 22, 1997 in the principal amount of Two Million ($2,000,000.00) Dollars (the "Original Line of Credit Note") and by a certain Term Note dated October 22, 1997 in the principal amount of One Million

($1,000,000.00) Dollars (the "Term Note"); and

         WHEREAS, on April 1, 1998 the Original Loan Agreement was amended pursuant to that certain First Amendment to Loan and Security Agreement (the "First Amendment") to increase the Line of Credit Loan Maximum to Two Million Five Hundred Thousand ($2,500,000) Dollars; and

         WHEREAS, the Original Line of Credit Note was amended and restated pursuant to the terms of that certain Restated Line of Credit Note from the Borrowers to the order of the Lender, dated as of April 1, 1998 (the "Restated Note"); and

         WHEREAS, on May 28, 1998 the Original Loan Agreement was further amended pursuant to that certain Second Amendment to Loan and Security Agreement (the "Second Amendment") to extend the Line of Credit Loan Termination Date to July 30, 1998; and

         WHEREAS, on July 30, 1998 the Original Loan Agreement was further amended pursuant to that certain Third Amendment to Loan and Security Agreement (the "Third Amendment") to extend the Line of Credit Termination Date to September 30, 1998 (the Original Loan Agreement as amended by the First Amendment, Second Amendment and Third Amendment is referred to herein as the "Loan

Agreement"); and WHEREAS, the Original Line of Credit Note was further amended and restated pursuant to the terms of that certain Second Restated Line of Credit Note dated as of May 28, 1998 (the "Second Restated Note"); and

         WHEREAS, the Original Line of Credit Note was further amended and restated pursuant to the terms of that certain Third Restated Line of Credit Note dated as of July 30, 1998 (the "Third Restated Note") (the Original Line of Credit Note as amended and restated by the Restated Note, Second Restated Note and Third Restated Note is referred to herein as the "Line of Credit Note"); and

         WHEREAS, the Borrower has requested the Lender to extend the Line of Credit Loan Termination Date to November 30, 1998; and

         WHEREAS, the Lender is willing to extend the Line of Credit Loan Termination Date to November 30, 1998 subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants contained herein, the parties hereto agree as follows:

         I. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them pursuant to the Loan Agreement, Line of Credit Note and Term Note. Notwithstanding anything to the contrary contained in the Loan Agreement, the Line of Credit Note or the Term Note, the terms of this Amendment shall control.

         2. Section 1.1(y) of the Loan Agreement is hereby stricken and replaced with the following:

         "(y) "Line of Credit Loan Termination Date" shall mean
              November 30, 1998."

         3. The reference to the "Line of Credit Note" in Section 1.1(z) of the Loan Agreement shall be deemed to refer to the Line of Credit Note as amended by that certain Fourth Restated Line of Credit Note attached hereto as Exhibit "A" (the "Fourth Restated Line of Credit Note"), by this reference made a part hereof as if fully set forth herein.

         4. The Borrowers acknowledge and agree that: (a) as of September 30, 1998 the unpaid principal balance of the Line of Credit Note is Two Million Four Hundred Eighty Thousand ($2,480,000) Dollars; (b) the obligation of the Borrowers to repay the Line of Credit Note is absolute and unconditional and is not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim or determination, and (c) the

Line of Credit Note is and shall be governed by the terms and provisions of the Loan Agreement, as set forth in this Amendment.

         5. The Lender and the Borrower hereby agree and consent to the terms and provisions of this Amendment and the transactions contemplated hereby.

         6. The Borrowers shall pay all of the Lender's costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, reasonable legal fees and disbursements of Lender's counsel.

         7. Except as expressly otherwise provided herein, the terms of the Loan Agreement shall remain in full force and effect and are incorporated herein by reference. In the event of a conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control.

         8. The Borrowers acknowledge that the Lender has no obligation to make any further amendments to the Loan Agreement or any other agreement executed in connection therewith, including but not limited to this Amendment and the Line of Credit Note.

         9. This Amendment shall be construed in accordance with, and shall be governed by, the laws of the State of New Jersey.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to Loan and Security Agreement to be executed by their proper and duly authorized officers and members as of the date first set forth above.

                                            SUMMIT BANK

                                      By: /s/ Richard Mady, VP
                                         ---------------------------------
                                            RICHARD MADY, Vice President

ATTEST:                                     SEL-LEB MARKETING, INC.

/s/ Jorge Lazaro                      By: /s/ Jan S. Mirsky
------------------------                 ---------------------------------
                                            JAN MIRSKY, Executive Vice President
                                                          of Finance

ATTEST:                                     ALES SIGNATURE LTD.

/s/ Jorge Lazaro                      By: /s/ Jan S. Mirsky
------------------------                  ---------------------------------
                                            JAN MIRSKY, Chief Financial Officer

                                  EXHIBIT A
                                  ---------

                     FOURTH RESTATED LINE OF CREDIT NOTE
                     -----------------------------------

Principal Amount:  $2,500,000                         Dated: September 30, 1998


                  FOR VALUE RECEIVED, SEL-LEB MARKETING, INC., a New York corporation, having its principal place of business at 495 River Street, Paterson, New Jersey 07524 ("SEL-LEB") and ALES SIGNATURE LTD., a New York corporation, having its principal place of business at 495 River Street, Paterson, New Jersey 07524 ("ALES") (SEL-LEB and ALES each a "Payor" and collectively the "Payors"), jointly and severally, promise to pay to the order of SUMMIT BANK, a state banking association organized under the laws of the State of New Jersey (the "Bank" or "Holder"), its successors and assigns, at its offices at 250 Moore Street, 2nd Floor, Hackensack, New Jersey 07601, or at such other address as Holder shall notify Payors in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND ($2,500,000) DOLLARS, or so much thereof as shall have been advanced to the Payors pursuant to the Loan Agreement (as defined below), together with interest on the unpaid principal balance, payable as provided below.

                  1.       Subject to Loan Documents.

                           (a)      The  obligations of Payors under this Fourth
Restated Line of Credit Note (the "Restated Note") are secured by the "Collateral", as such term is defined in the Loan and Security Agreement entered into between the Bank and Payors on September 12, 1997 (the "Original Loan and Security Agreement"), as amended by that certain First Amendment to Loan and Security Agreement dated April 1, 1998 (the "First Amendment"), as further amended by that certain Second Amendment to Loan and Security Agreement dated May 28, 1998 (the "Second Amendment"), as further amended by that certain Third Amendment to Loan and Security Agreement dated July 30, 1998 (the "Third Amendment"), and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated the date hereof (the "Fourth Amendment") (the Original Loan and Security Agreement as amended by the First Amendment, the Second

Amendment, the Third Amendment and the Fourth Amendment is hereinafter referred to as the "Loan Agreement").

                           (b)      The terms and  provisions  of the Loan
Agreement and all other documents and instruments referred to therein or executed and delivered pursuant thereto are incorporated herein by reference (all of the foregoing are hereinafter collectively referred to as the "Loan Documents").

                  2. Rate of Interest. The principal amount outstanding under this Restated Note shall bear interest at the Bank's Prevailing Base Rate on a floating basis. The Bank's Prevailing Base Rate of interest is the fluctuating rate of interest established by the Bank from time to time whether or not such rate shall be otherwise published. The Prevailing Base Rate is established for the convenience of the Bank. The Prevailing Base Rate is a means of pricing some loans to customers of the Bank. The Prevailing Base Rate is not tied to any external rate of interest and does not necessarily reflect the lowest rate of interest actually charged at any given time by the Bank to any particular class or category of customers of the Bank. In the event that there shall be a change in the Prevailing Base Rate, such change shall be effective on the date of such change without notice to Payors. Interest shall be computed on the basis of the actual number of days elapsed over a period of 360 days.

                  3. Payment of Interest; Repayment of Principal. Principal and interest shall be paid during the term of this Restated Note in the following manner:

                           (a)      Payors  shall make  consecutive  monthly
payments of interest at the Bank's Prevailing Base Rate on a floating basis on the principal balance outstanding under this Restated Note on the first
(1st) day of each and every month through and including November 1, 1998.

                           (b)      Payors shall make a final payment of the
entire unpaid principal balance and accrued interest under this Restated Note and all other costs, expenses and charges of any nature whatsoever due or assessable hereunder, on November 30, 1998.

                           (c)      In addition to the payments  required to be
made as set forth in subparagraphs 3(a) and 3(b) above, pursuant to Section
5.20 of the Loan Agreement, during each twelve month period, commencing on the date of execution of the Original Loan and Security Agreement, Payors shall reduce the principal amount outstanding under this Restated Note to zero ($0) dollars for a period of thirty (30) continuous and consecutive days.

                           (d)      Upon the failure of Payors to make any
payments hereunder within ten (10) days of the date when due, Payors shall, to the extent permitted by law, pay a late payment charge on all amounts overdue equal to five (5%) percent of the overdue amount (but in no event less than twenty five ($25.00) dollars nor more than two thousand five hundred ($2,500.00) dollars). Any such late charge assessed is immediately due and payable.

                  4. Event of Default. Either of the following shall constitute an Event of Default under this Restated Note:

                           (a)      Failure to make any payments required
hereunder within five (5) days after the date when due; or

                           (b)      The  occurrence  of any Event of Default
(as defined in the Loan Agreement) under any of the Loan Documents.

                  5. Acceleration Upon Default. Upon the occurrence of an Event of Default, the entire unpaid principal balance of this Restated Note, together with accrued interest, shall, at the option of Holder, immediately become due and payable without notice or demand. Upon acceleration by Holder as hereinabove provided, all amounts due hereunder, whether principal, interest or otherwise, which have not been paid as of the date of such acceleration, shall bear interest from such date to the date payment in full is received by Holder at the rate of interest set forth in Paragraph 2 of this Restated Note plus five (5%) percent per annum, instead of the rate established in Paragraph 2 of this Restated Note. The Payor acknowledges that: (i) such additional rate is a material inducement to the Bank to make the Loan; (ii) the Bank would not have made the Loan in the absence of the agreement of the Payor to pay such default rate; (iii) such additional rate represents compensation for increased risk to the Bank that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost of the Bank in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to the Bank for losses that are difficult to ascertain.

                  6. Cumulative Remedies; Waivers by Payors. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy above or otherwise available to the Holder under any of the Loan Documents, at law or in equity. Payors hereby waive presentment, demand for payment, protest and notice of dishonor of this Restated Note and all other notices and demands.

                  7. Non-Waiver. Failure to insist on the strict performance of any or all of the terms, provisions, and covenants contained in this Restated Note shall not be construed as a waiver or relinquishment of the future performance of any term, provision or covenant herein.

                  8. Collection Fees. If suit is brought to collect this Restated Note or any part hereof, Payors expressly agree to pay all of Holder's reasonable costs and expenses of collection, including reasonable attorneys' fees.

                  9. Prepayment. This Restated Note may be prepaid in full or in part at any time without premium or penalty.

                  10. WAIVER OF JURY TRIAL. EACH PAYOR HEREBY WAIVES ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN ANY AND ALL ACTIONS OR CONTROVERSIES ARISING OUT OF OR IN CONNECTION WITH THIS RESTATED NOTE.

                  11. Usury. All provisions of this Restated Note and the Loan Documents are expressly subject to the condition that in no event, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the undersigned hereunder and deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance of this Restated Note allowed by applicable law (the "Maximum Allowable Rate"), which shall mean the law in effect on the date of this Restated Note, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to this Restated Note, then this Restated Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this Restated Note or the Loan Documents results in the interest rate hereunder being in excess of the Maximum Allowable Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, the Bank or any other holder of this Restated Note receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance of this Restated Note and not a payment of interest.

                  12. Governing Law. This Restated Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  13. Line of Credit Note. This Fourth Restated Line of Credit Note dated September 30, 1998 is issued in replacement (but not in novation of the debt evidenced thereby) of that certain Line of Credit Note of the Payors dated October 22, 1997, as amended and restated by that certain Restated Line of Credit Note of the Payors dated April 1, 1998, and as further amended and restated by that certain Second Restated Line of Credit Note of the Payors dated May 28, 1998, and as further amended by that certain Third Restated Line of Credit Note of the Payors dated July 30, 1998.

                  IN WITNESS WHEREOF, each Payor has duly executed this Fourth Restated Note the day and year first above written.


ATTEST:                              SEL-LEB MARKETING, INC.

By:                                  By:
   --------------------------           ---------------------------------
   JACK KOEGAL, Vice-Chairman           JAN MIRSKY, Executive Vice
                of the Board                        President of Finance


ATTEST:                                 ALES SIGNATURE, LTD.

By:                                     By:
   ------------------------                ----------------------------
   JACK KOEGAL,                            JAN MIRSKY, Chief Financial
                Secretary                              Officer